UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________
FORM 8-K
______________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2017

NVIDIA CORPORATION (Exact name of registrant as specified in its charter)

Delaware	0-23985	94-3177549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 San Tomas Expressway, Santa Clara, CA (Address of principal executive offices)	95050 (Zip Code)
Registrant’s telephone number, including area code: (408) 486-2000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 23, 2017, at the 2017 Annual Meeting of Stockholders of NVIDIA Corporation, or the 2017 Annual Meeting, the following proposals were adopted by the margin indicated. Proxies for the 2017 Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition of management’s solicitation.

1.    The election of twelve (12) directors to serve for a one-year term until the 2018 Annual Meeting of Stockholders of NVIDIA Corporation. The results of the voting were as follows:

a. Robert K. Burgess
Number of shares For	392,223,509
Number of shares Withheld	292,077
Number of shares Abstaining	1,094,304
Number of Broker Non-Votes	80,862,667

b. Tench Coxe
Number of shares For	386,237,900
Number of shares Withheld	1,281,207
Number of shares Abstaining	6,090,783
Number of Broker Non-Votes	80,862,667

c. Persis S. Drell
Number of shares For	392,496,361
Number of shares Withheld	508,596
Number of shares Abstaining	604,933
Number of Broker Non-Votes	80,862,667

d. James C. Gaither
Number of shares For	386,727,114
Number of shares Withheld	1,440,547
Number of shares Abstaining	5,442,229
Number of Broker Non-Votes	80,862,667

e. Jen-Hsun Huang
Number of shares For	390,480,042
Number of shares Withheld	829,290
Number of shares Abstaining	2,300,558
Number of Broker Non-Votes	80,862,667

f. Dawn Hudson
Number of shares For	392,556,620
Number of shares Withheld	482,760
Number of shares Abstaining	570,510
Number of Broker Non-Votes	80,862,667

g. Harvey C. Jones
Number of shares For	385,885,823
Number of shares Withheld	1,499,602
Number of shares Abstaining	6,224,465
Number of Broker Non-Votes	80,862,667

h. Michael G. McCaffery
Number of shares For	392,511,901
Number of shares Withheld	490,639
Number of shares Abstaining	607,350
Number of Broker Non-Votes	80,862,667

i. William J. Miller
Number of shares For	368,993,291
Number of shares Withheld	1,649,104
Number of shares Abstaining	22,967,495
Number of Broker Non-Votes	80,862,667

j. Mark L. Perry
Number of shares For	389,673,069
Number of shares Withheld	1,041,568
Number of shares Abstaining	2,895,253
Number of Broker Non-Votes	80,862,667

k. A. Brooke Seawell
Number of shares For	386,404,376
Number of shares Withheld	1,440,856
Number of shares Abstaining	5,764,658
Number of Broker Non-Votes	80,862,667

l. Mark A. Stevens
Number of shares For	391,755,589
Number of shares Withheld	1,258,140
Number of shares Abstaining	596,161
Number of Broker Non-Votes	80,862,667

2.    The approval, on an advisory basis, of the compensation of our named executive officers as disclosed in the our definitive proxy statement for the 2017 Annual Meeting filed with the Securities and Exchange Commission on April 7, 2017. The results of the voting were as follows:

Number of shares For	384,823,601
Number of shares Against	8,227,634
Number of shares Abstaining	558,655
Number of Broker Non-Votes	80,862,667

3.    The approval, on an advisory basis, of the frequency of holding an advisory vote on the compensation of our named executive officers. The results of the voting were as follows:

Number of shares for 1 Year	356,085,079
Number of shares for 2 Years	776,695
Number of shares for 3 Years	36,495,774
Number of shares Abstaining	252,342
Number of Broker Non-Votes	80,862,667

Based on the voting results, we have determined to provide for an annual advisory vote on the compensation of our named executive officers.

4.    The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered accounting firm for our fiscal year ending January 28, 2018. The results of the voting were as follows:

Number of shares For	468,754,634
Number of shares Against	5,041,729
Number of shares Abstaining	676,194
Number of Broker Non-Votes	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation
Date: May 30, 2017	By: /s/ Rebecca Peters
Rebecca Peters
Vice President, Corporate Affairs and Assistant Secretary